May 1, 2004

THE DREYFUS PREMIER FAMILY OF FUNDS

Supplement to Current Statement of Additional Information

On May 1, 2004, certain funds in The Dreyfus Premier Family of Funds (the "Dreyfus Premier Funds") acquired the net assets of the series of The Bear Stearns Funds (the "Acquired Funds") in exchange for shares of such Dreyfus Premier Funds, and shareholders of the Acquired Funds became shareholders of the relevant Dreyfus Premier Funds. For Class B shares of the Dreyfus Premier Funds issued to Acquired Fund shareholders in exchange for Class B shares of the Acquired Fund purchased by such shareholders before December 1, 2003, the contingent deferred sales charge ("CDSC") and conversion to Class A schedules are different from those in effect for other Dreyfus Premier Fund Class B shares. In addition, with respect to Dreyfus Premier Fund shares subject to a CDSC or Distribution Plan that were issued to the Acquired Fund's shareholders in exchange for their Acquired Fund shares, the proceeds of any CDSC with respect to such shares and fees pursuant to the Distribution Plan with respect to such Class B and Class C shares are payable to the Acquired Fund's former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund. For Class C shares, such Distribution Plan fees will be paid to the Acquired Fund's former distributor for a period not to exceed one year from the date the Acquired Fund originally issued the shares that were exchanged for the Class C shares of the Dreyfus Premier Fund. These CDSC and conversion schedules will be applied, and the applicable CDSCs and Distribution Plan fees for such shares will be paid to the Acquired Funds' former distributor, with respect to shares of any other Dreyfus Premier Fund into which such shares subsequently may be exchanged.

The following table sets forth the rates of the CDSC payable to the Acquired Fund's former distributor and the conversion to Class A schedule for Class B shares received by Acquired Fund shareholders in exchange for Class B shares of the Acquired Fund purchased before December 1, 2003:

                                                                                   CDSC as a % of Amount
        Year Since                                                                Invested or Redemption
        Purchase Payment                                                                Proceeds
        Was Made                                                                   (whichever is less)
        ----------------                                                          -----------------------
        First.....................................................                       5.00
        Second....................................................                       4.00
        Third.....................................................                       3.00
        Fourth....................................................                       3.00
        Fifth.....................................................                       2.00
        Sixth.....................................................                       1.00
        Seventh...................................................                       0.00
        Eighth....................................................                       0.00*

* These Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund (applies to such Class B shares purchased by the Acquired Fund shareholders before December 1, 2003).

Dreyfus Premier Fund shares issued to Acquired Fund shareholders in exchange for their Acquired Fund shares (or for shares of a Dreyfus Premier Fund into which such shares subsequently were exchanged) that are subject to a CDSC may be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Acquired Fund Exchange Account"). No CDSC is charged when an investor exchanges into an Acquired Fund Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Acquired Fund Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated taking into account the time such shares were held in an Acquired Fund Exchange Account.